NUMBER 4293

SHARES

LNB

LYONS BANCORP, INC.

INCORPORATED UNDER THE LAWS OF THE STATE OF NEW YORK

LYONS BANCORP, INC.

LYONS, NEW YORK 14489 CUSIP 552112104

This Certifies that ______________________ is the owner of ______________________ fully paid and non-assessable Shares of the above Corporation transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed.

In Witness Whereof, the said Corporation has caused this Certificate to be signed by its duly authorized officers and to be sealed with the Seal of the Corporation.

Dated ______________________

See notice on reverse side

Authorized Signature

Authorized Signature

NOTICE: THE CERTIFICATE OF INCORPORATION OF THE CORPORATION CONTAINS PROVISIONS SPECIFYING (1) THAT THE PROPORTION OF HOLDERS THAT SHALL CONSTITUTE A QUORUM AND THE PROPORTION OF VOTES OF THE HOLDERS OF VOTING SHARES THAT SHALL BE NECESSARY AT ANY MEETING OF SHAREHOLDERS FOR THE TRANSACTION OF SPECIFIED ITEMS OF BUSINESS INCLUDING AMENDMENTS TO THE CERTIFICATE OF CORPORATION RELATING TO SUCH PROVISIONS SHALL BE GREATER THAN THE PROPORTIONS PRESCRIBED BY THE NEW YORK BUSINESS CORPORATION LAW IN THE ABSENCE OF SUCH PROVISIONS AND (2) THE PROPORTION OF DIRECTORS THAT SHALL CONSTITUTE A QUORUM AND VOTES OF DIRECTORS THAT SHALL BE NECESSARY AT ANY MEETING OF DIRECTORS FOR THE TRANSACTION OF SPECIFIED ITEMS OF BUSINESS SHALL BE GREATER THAN THE PROPORTIONS PRESCRIBED BY THE NEW YORK BUSINESS CORPORATION LAW IN THE ABSENCE OF SUCH PROVISIONS.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations. Additional abbreviations may also be used though not in the list.

TEN COM – as tenants in common
TEN ENT – as tenants by the entireties
JT TEN – as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT – ....Custodian ....(Minor)
under Uniform Gifts to Minors Act ....(State)

For value received, the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE

-- *Shares*

represented by the within Certificate, and hereby irrevocably constitutes and appoints ------------------------

-- *Attorney to transfer the said*

shares on the books of the within-named Corporation with full power of substitution in the premises.

Dated --------------------------------

In presence of --

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular without alterations or enlargement, or any change whatever.